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                                                                   EXHIBIT 10(m)
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                               HARSCO CORPORATION

                   1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

                     AUTHORIZATION, TERMS, AND CONDITIONS OF
                             ANNUAL INCENTIVE AWARDS
                   (AS AMENDED AND RESTATED FEBRUARY 22, 1996)

1.     Purposes of Annual Incentive Awards

       The grant of Annual Incentive Awards ("Awards") under the 1995 Executive Incentive Compensation Plan is intended to further the profitable growth of Harsco Corporation (the "Company") by offering a short-term incentive opportunity, in addition to base salary, to officers and key corporate and divisional employees of the Company and its subsidiaries who are largely responsible for such growth, to the benefit of the Company's stockholders. In addition, by settling Awards in part by awarding Restricted Stock, the Award is intended to provide a long-term incentive for such persons to expend their efforts for the creation of stockholder value, and promote a closer identity of interests between such persons and the Company's stockholders. Such Awards are expected to encourage recipients to improve their performance and remain with the Company and its subsidiaries, and that the possibility of such awards will encourage other qualified persons to seek and accept employment with the Company and its subsidiaries.

2.     Overview

       This document (the "Authorization") sets forth the authorization, terms, and conditions of Awards under the Company's 1995 Executive Incentive Compensation Plan (the "1995 Plan"), as determined by the Management Development and Compensation Committee (the "Committee"). The terms of this Authorization are subject to, and qualified in their entirety by reference to, the 1995 Plan, including Section 6(h) of the 1995 Plan setting forth terms relating to Awards. If any terms of this Authorization are inconsistent with the terms of the 1995 Plan, the terms of the 1995 Plan shall control. Terms used in this Authorization but not otherwise defined herein shall have the meanings ascribed to such terms in the 1995 Plan.

3.     Definitions

       In addition to terms defined in Sections 1 and 2 hereof, the following terms shall be defined as set forth below:


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       3.1    Award Potential means the range of amounts, denominated in cash, that may be deemed to be earned upon achievement of Performance Objectives, as set forth in Section 4.1. The terms Maximum and Target Award Potential have the meanings set forth in Section 4.1, and the term Earned Award Potential has the meaning set forth in
              Section 5.1. Award Potentials are hypothetical amounts intended solely to provide a means of valuing Awards for purposes of settlement.

       3.2 Base Salary means salary actually earned by a Participant during the Performance Year to which the Award relates (as distinct from the annual salary rate in effect at the end of such Performance
              Year). This amount excludes payments resulting from awards authorized under the Company's Annual and Long-Term Incentive Plans prior to 1995 and payments under the 1995 Plan, the Authorization, or Awards thereunder.

       3.3 Cause means (i) the willful and continued failure by the Participant to perform substantially his or her duties with the Company or a subsidiary (other than such failure resulting from the Participant's incapacity due to physical or mental illness), or (ii) the willful engaging by the Participant in illegal conduct, or (iii) the willful engaging by the Participant in conduct in violation of any provision of the Code of Conduct or other published policies of the Company, or (iv) the willful engaging by the Participant in any act of serious dishonesty which adversely affects, or in the reasonable estimation of the Committee, could in the future adversely affect, the value, reliability or performance of the Participant to the Company. For purposes of this definition, no act, or failure to act, on the part of the Participant shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in, or not opposed to, the best interests of the Company.

       3.4 Eligible Unit means the Company as a whole or any department, division, subsidiary, or other business unit or function of the Company for which separate operational results may be available to the Committee, as specified by the Committee.

       3.5 Fair Market Value of Common Stock as of any given date means the average of the high and the low sale prices of a share of common stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such prices are reported for such date, on the most recent trading day prior to that date for which such prices were reported.


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       3.6    Normal Retirement means retirement at or after age 62 with at least 30 years of service, or at or after age 65.

       3.7 Participant means an officer of the Company (including division officers).

       3.8 Performance Objective means the business criteria and minimum, targeted, and maximum Performance Levels with respect to such business criteria required to be achieved during a Performance Year as conditions to the settlement of an Award, and other related terms, as set forth in Section 4.2.

       3.9 Performance Level means a specified measure of achievement with respect to a business criteria, required in connection with a Performance Objective, as set forth in Section 4.2.

       3.10 Performance Year means the fiscal year or other specified period during which the achievement of Performance Objectives with respect to a given Award shall be measured.

       3.11 Restricted Stock means Restricted Stock granted in settlement of a specified portion of an Award, subject to the terms of the 1995 Plan and this Authorization. Common Stock issued or delivered as Restricted Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares.

       3.12 Restricted Period shall have the meaning set forth in Section 6.1 hereof.

       3.13 Salary Level means the numbered category assigned to each Participant for purposes of determining annual salary rate under the Company's executive compensation program, as of the end of the Performance Year to which an Award relates.

       3.14 Termination means a termination of employment immediately after which the Participant is not an employee of the Company or any subsidiary. Conversion from full-time or part-time employment or a leave of absence from employment, if approved by the Committee, shall not be deemed to be a Termination for purposes of this Authorization.


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4.     Awards, Award Potentials, and Performance Objectives

       The Committee may authorize Awards for a given Performance Year for eligible officers of the Company. The authorization of an Award for a Participant will confer upon such Participant a conditional right to receive cash and Restricted Stock upon achievement of Performance Objectives specified for the Participant. Each Award shall relate to a single Performance Year specified by the Committee.

       4.1 Award Potential; Maximum and Target Award Potentials. The Award Potential for each Award shall range from zero to a maximum amount equal to the Participant's Base Salary multiplied by his or her Salary Level multiplied by 0.06, such maximum amount being designated the Maximum Award Potential. Within this range, the Award Potential equal to 67% of the Maximum Award Potential shall be designated as the Target Award Potential.

       4.2 Performance Objectives. For each Award, the Committee shall specify Performance Objectives, which shall be set forth in one or more exhibits which may be from time to time appended to this Authorization. The Performance Objectives specified in a given exhibit may apply to one or more Participants, including groups of Participants working for an Eligible Unit. Each such exhibit shall set forth the following, in any format deemed appropriate by the
              Committee:

              (a) The Committee shall specify the business criteria for each Performance Objective, setting forth the nature of the performance to be measured. The Committee may limit the scope of any business criteria authorized under the 1995 Plan, and set forth in detail any terms relating to such business criteria as the Committee deems necessary or desirable to enable Performance Objectives to be unambiguous and subject to precise measurement.

              (b) Because multiple Performance Objectives will be designated for each Award, the Committee shall specify the weighting to be given each Performance Objective. Such weighting will be expressed as a percentage, by which a Participant's Award Potential may be multiplied to determine the portion of the Award Potential that relates to a given Performance Objective.

              (c) The Committee shall designate for each Performance Objective a Minimum, Target, and Maximum Performance Level. The Minimum Performance Level will represent the threshold level of performance required before any Award Potential will be deemed


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                    to be earned with respect to a given Performance Objective.
                    The Target Performance Level will represent the level of performance required in order that the Target Award Potential will be deemed to be earned with respect to a given Performance Objective. The Maximum Performance Level will represent the level of performance required in order that the Maximum Award Potential will be deemed to be earned with respect to a given Performance Objective.

              (d) The Committee shall designate the Performance Year to which the Performance Objectives relate.

       4.3 Guidelines for Establishing Performance Levels. In establishing Performance Levels, the Minimum Performance Level will represent less than desired performance, the Target Performance Level will represent superior, professional performance under existing circumstances rather than ordinary performance, and the Maximum Performance Level will represent distinguished performance expected to be achieved only rarely, e.g., something on the order of two out of ten times. Although the Target Award Potential represents 67% of the Maximum Award Potential, there is no requirement that Target Performance Levels bear any particular mathematical relationship to Maximum Performance Levels or Minimum Performance Levels.

       4.4 Notification of Awards. The Company shall notify members of the class of eligible employees of their selection for participation, the authorization of Awards, and the applicable Performance Objectives as promptly as practicable. Such notification shall be accomplished in any reasonable manner, in the discretion of the Committee.

5.     Settlement of Awards in Cash and Restricted Stock

       5.1 Determination of Earned Award Potential and Limitation Thereof. As promptly as practicable following the end of each Performance Year, the Committee shall determine whether and the extent to which Performance Objectives and other material terms and conditions relating to each Participant's Award for such Performance Year have been achieved and satisfied, and shall determine the Award Potential, if any, deemed to be earned with respect to each such Award (the "Earned Award Potential"). In the event that a Participant's Earned Award Potential exceeds $800,000, the Earned Award Potential for such Participant's Award shall be reduced to that amount.

       5.2 Payment of Cash and Grant of Restricted Stock. At the time the Committee determines a Participant's Earned Award Potential under


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              Section 5.1, each Participant shall become entitled, subject to
              Sections 5.3 and 5.4, to receive a payment in cash equal to 60% of his or her Earned Award Potential and a grant of a number of shares of Restricted Stock, on the terms set forth in Section 6, equal to 40% of his or her Earned Award Potential divided by the Fair Market Value of Common Stock on the date of the Committee's determination under Section 5.1. Such cash payment shall be made as promptly as practicable after the determination by the Committee of the Participant's Earned Award Potential. The Committee may, in its discretion and upon the consent of the Participant, provide the Participant a deferred right to receive Common Stock of the Company in lieu of an immediate grant of Restricted Stock. The Committee may also, in its sole discretion, award payment of all or a portion of the Restricted Stock component of the Earned Award Potential in cash rather than Restricted Stock.

       5.3 Committee Discretion. The Committee may, at any time prior to the payment of cash and grant of Restricted Stock under Section 5.2, adjust or modify Performance Objectives, Award Potentials, or other Award terms (1) in recognition of unusual or nonrecurring events affecting the Company or any Eligible Unit, or the financial statements or results thereof, or in response to changes in applicable laws (including tax, disclosure, and other laws), regulations, accounting principles, or other circumstances deemed relevant by the Committee, (2) in view of the Committee's assessment of the business strategy of the Company and Eligible Units thereof, performance of comparable organizations, economic and business conditions, personal performance of the Participant, and other circumstances deemed relevant by the Committee, or (3) with respect to any Participant whose position or duties with the Company or any subsidiary has changed; provided, however, that no such adjustment or modification may be made with respect to an Award granted to a "covered employee" within the meaning of Code
              Section 162(m) and regulations thereunder if and to the extent that such adjustment or modification would increase the amount of compensation payable to such covered employee upon achievement of the existing Performance Objectives. Examples of considerations which might influence the Committee in exercising its discretion hereunder include:

              (a) Achievement of a rate of return on stockholders' equity which was either significantly more or significantly less than the Committee's estimate of the Company's competitive cost of equity.

              (b)   The existence of compensation restraints at an Eligible
                    Unit.


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              (c)   A substantial change in the established strategic
                    performance objectives during the period.

              (d) A substantial change in the composition of an Eligible Unit during the period.

       5.4 Settlement of Award In the Event of Termination. In the event of a Participant's Termination, such Participant (or his or her beneficiary) shall receive, in lieu of payment of all amounts specified in Section 5.2, settlement of such Participant's Award as provided in this Section 5.4.

              In the event of a Participant's Termination by reason of Normal Retirement, death, or full and permanent disability (as determined by the Committee) prior to the end of a Performance Year to which an Award relates, the Participant's Earned Award Potential shall be 100% of the Earned Award Potential otherwise determined under
              Section 5.1. (However, the definition of "Base Salary" will have the effect of prorating the Participant's Earned Award Potential according to the salary actually earned during the year to the date of retirement.) In the event of a Participant's Termination for any reason other than an involuntary Termination for Cause after the end of a Performance Year to which an Award relates but prior to settlement of an Award relating to such Performance Year, the Participant's Earned Award Potential shall equal 100% of the Earned Award Potential otherwise determined under Section 5.1. In any case, the Participant's Earned Award Potential shall be determined by the Committee at such time as determinations are otherwise made under Section 5.1, and settlement of his or her Award shall be made as promptly as practicable thereafter.

              Any settlement under this Section 5.4 relating to a Participant's Termination by reason of death or full and permanent disability (as determined by the Committee) shall be made in the form of a payment in cash equal to 100% of the Participant's Earned Award Potential (as adjusted under this Section 5.4). Any other settlement under this Section 5.4 shall be made in the form of a payment in cash equal to 60% of the Participant's Earned Award Potential (as adjusted under this Section 5.4) and a grant of a number of shares of Restricted Stock, on the terms set forth in
              Section 6, equal to 40% the Participant's Earned Award Potential (as adjusted under this Section 5.4) divided by the Fair Market Value of Common Stock on the date of the Committee's determination under Section 5.1.


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              In the event of a Participant's Termination (i) for any reason other than Normal Retirement, death, or full and permanent disability (as determined by the Committee) prior to the end of a Performance Year to which an Award relates or (ii) which is an involuntary Termination for Cause after the end of a Performance Year to which an Award relates but prior to the Committee's determination of the Participant's Earned Award Potential with respect to such Award, any Award of such Participant for which such Earned Award Potential has not previously been determined shall be forfeited.

       5.5 Certification. Determinations by the Committee under this Section 5 shall be set forth in a written certification, which may include for this purpose approved minutes of a meeting of the Committee at which such determinations were made.

6.     Terms of Restricted Stock

       6.1 Restrictions Generally; Restricted Period. Restricted Stock granted pursuant to Section 5.2 shall be subject to the restrictions on transferability under Section 6.2 until the expiration of the period specified under this Section 6.1 (the "Restricted Period"), and shall be subject to the risk of forfeiture under Section 6.3 from the date of grant of such Restricted Stock until the expiration of the Restricted Period or the earlier lapse of such risk of forfeiture as specified under
              Section 6.3. The Restricted Period for one-half of the Restricted Stock granted to a Participant in respect of any Award relating to the 1995 or 1996 Performance Years shall expire on the first anniversary of the date of grant, and the Restricted Period for all other Restricted Stock granted hereunder shall expire on the third anniversary of the date of grant; provided, however, that the Restricted Period for any Restricted Stock granted hereunder shall expire earlier in accordance with Section 6.4 hereof or upon a Change in Control of the Company (as specified in Section 8 of the 1995 Plan). The consideration for the grant of Restricted Stock in settlement of an Award shall be the services performed by the Participant during the year to which such Award relates.

       6.2 Nontransferability. During the applicable Restricted Period, (i) such Restricted Stock and all rights relating thereto shall not be transferable or assignable by the Participant, other than by will or the laws of descent and distribution; (ii) any right relating to such Restricted Stock may be exercised, during the lifetime of the Participant, only by the Participant or the Participant's guardian or legal representative; and (iii) such Restricted Stock shall not be pledged, hypothecated, margined, optioned, or otherwise encumbered in any way or subject to


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              execution, attachment, or similar process. Any transfer,
              encumbrance, or other transaction relating to such Restricted Stock in violation of the restrictions set forth in this Section
              6.2 shall be null and void, and shall not be recognized or recorded by the Company or its agents.

       6.3 Forfeiture. During the applicable Restricted Period, such Restricted Stock shall be forfeited automatically in the event of the Participant's Termination, or in the event of the Participant's failure to abide by any of the material terms or conditions to which the Participant may be subject under this Authorization or any agreement relating to the Restricted Stock between the Company and the Participant; provided, however, that no such forfeiture shall occur solely because of the Participant's Termination due to Normal Retirement, death, full and permanent disability (as determined by the Committee), or involuntary Termination other than an involuntary Termination for Cause.

       6.4 Expiration of Restricted Period Upon Termination. The expiration of the Restricted Period with respect to such Restricted Stock shall be accelerated upon Participant's Termination due to death or full and permanent disability (as determined by the Committee) so that, in such case, the Restricted Period shall expire upon the Participant's Termination. In the event of any other Termination not resulting in forfeiture of the Restricted Stock, the expiration of the Restricted Period with respect to such Restricted Stock shall be unaffected; provided, however, that the Committee may instead determine, in such case, to accelerate the expiration of the Restricted Period to the date of such Participant's Termination or any other date between the date of such Termination and the scheduled expiration date of the Restricted Period.

       6.5 Dividends and Distributions. The Participant shall be entitled to receive dividends and distributions payable with respect to Restricted Stock to the extent that he or she is the record owner of such Restricted Stock on any record date for such a dividend or distribution during the Restricted Period applicable to such Restricted Stock, subject to the following terms and conditions:

              (a) In the event of a cash dividend or distribution or a non-cash dividend or distribution in the form of property other than Common Stock payable on Restricted Stock, the Company shall either (i) retain the amount of such cash dividend or such other property and, in lieu of delivery thereof, shall grant to the Participant additional shares of Restricted Stock having a Fair Market Value at the record date of the dividend or distribution equal to the amount of cash and fair market value (as determined


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                    by the Committee) of such property paid as a dividend or
                    distribution on each share of Common Stock multiplied by the number of shares of Restricted Stock as to which the Restricted Period had not expired at the record date thereof or (ii) arrange for the automatic reinvestment of such dividend or distribution in additional shares, which shall be deemed additional Restricted Stock, through any dividend reinvestment plan or program then available to stockholders of the Company. Such additional Restricted Stock will be subject to the same Restricted Period and to such other terms and conditions as applied to the Restricted Stock with respect to which such dividend or distribution was paid was forfeited prior to the payment date for such dividend or distribution.

              (b) In the event of a dividend or distribution in the form of Common Stock, the Common Stock issued or delivered as such dividend or distribution will be deemed to be additional Restricted Stock and will be subject to the same Restricted Period and to such other terms and conditions as applied to the Restricted Stock with respect to which such dividend or distribution was paid. No such additional Restricted Stock will be granted if the Restricted Stock with respect to which such dividend or distribution was paid was forfeited prior to the payment date for such dividend or distribution.

       6.6    Form of Restricted Stock.

              (a) Restricted Stock delivered under the Plan shall be evidenced by either of the following as determined by the Committee in its sole discretion:

                    (1) issuance of one or more certificates in the name of the Participant, bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and shall remain in the physical custody of the Secretary of the Company or his or her designee until such time as the restrictions on such Restricted Stock have expired. In addition, the Secretary may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.


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                    (2)    entries in books and records of account maintained by
                           the Company's transfer agent or such other agent as may from time to time be designated by the Company or the then current agent. Such agent may hold the shares directly or through a nominee it may select.

              (b) Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Secretary shall deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Common Stock is then listed or quoted, and to implement the restrictions under this Authorization.

       6.7 Restricted Stock Agreement; Stock Powers. The Company and each Participant to whom Restricted Stock is granted hereunder shall enter into a Restricted Stock agreement in the form attached hereto as Attachment A or such other form as the Committee may from time to time approve, to set forth the terms and conditions relating to such Restricted Stock. The terms and conditions of this Authorization shall be deemed to constitute a part of such agreement. In addition, each such Participant shall, if requested by the Company, execute one or more stock powers, in such form as may be specified by the Secretary, authorizing the transfer of the Restricted Stock to the Company, in order to give effect to the forfeiture provisions of Section 6.3.

       6.8. Other Stockholder Rights. Subject to the terms and provisions of the Delaware General Corporation Law, the Participant shall have all of the rights of an owner of Common Stock granted as Restricted Stock hereunder (including but not limited to voting rights) except as provided in this Authorization and any agreement between the Company and the Participant with respect to such Restricted Stock.

       6.9 Delivery of Stock Certificates Upon Expiration of Restricted Period. Upon expiration of the Restricted Period applicable to Restricted Stock, the Company shall upon Participant's request, promptly cause to be delivered to the Participant one or more certificates representing the shares granted as such Restricted Stock (which shares shall no longer be deemed to be Restricted Stock), with any legends no longer applicable to such shares removed from such certificate(s).

       6.10 Adjustments. In the event that the outstanding shares of Common Stock increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reclassification, reorganization, merger, consolidation, share exchange, or other


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              business combination in which the Company or a subsidiary of the
              Company is the surviving parent corporation, stock split-up, or combination of shares, (i) any securities received in addition to or in substitution for previously granted Restricted Stock as to which the applicable Restricted Period has not yet expired shall be deemed to be Restricted Stock subject the same Restricted Period and to such other terms and conditions as applied to such previously acquired Restricted Stock, and (ii) the Committee shall make such other adjustments in the number and kind of securities subject to outstanding grants of Restricted Stock as to which the applicable Restricted Period has not yet expired as it may determine to be necessary or desirable in order to prevent dilution or enlargement of the rights of each Participant.

7.     Tax Withholding

       7.1 Not later than the expiration of the Restricted Period applicable to Restricted Stock, or simultaneously with the Participant's filing with the Internal Revenue Service of an election under
              Section 83(b) of the Internal Revenue Code of 1986, as amended, to be subject to tax upon the grant of Restricted Stock, the Participant shall make such provision, or furnish to the Company and its subsidiaries such authorization, as the Committee determines to be necessary or desirable so that the Company and its subsidiaries may satisfy their obligations under applicable tax laws to withhold for income or other taxes due with respect of such Restricted Stock.

       7.2 If such tax withholding obligation will arise upon the expiration of the applicable Restricted Period, the Committee may require that, or permit the Participant to elect to have, the Company withhold from such Restricted Stock, or permit the Participant to elect to surrender to the Company from shares of Common Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date on which the tax withholding obligation arose), whole shares of Common Stock which shall be sufficient in value to satisfy all or a portion of such tax withholding obligations.

       7.3    If a Participant who receives a settlement of an Award under
              Section 5.4 in the form of Restricted Stock or has a Termination which does not result in forfeiture of previously granted Restricted Stock under Section 6.3 but with respect to which the Restricted Period continues after such Termination under Section 6.4, will be subject to federal income taxation as a result of such settlement or Temination at the time thereof (or, in the case of a Participant subject to Section 16 of the Exchange Act, six months after settlement) rather than upon


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              expiration of the Restricted Period (without regard to any filing with the Internal Revenue Service of an election under Section 83(b) of the Internal Revenue Code of 1986, as amended), then the Company may withhold from the Restricted Stock or permit the Participant to elect to surrender to the Company from shares of Common Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date on which the tax withholding obligation arose), at the date the Participant becomes subject to federal income taxation with respect to such Restricted Stock, whole shares of Common Stock which shall be sufficient in value to satisfy all or a portion of applicable tax withholding obligations and any additional federal and state income taxes relating to such Restricted Stock (calculated at the Participant's highest marginal rate of taxation).

       7.4 Shares withheld or surrendered under this Section 7 shall be valued at their Fair Market Value on the date as of which the Participant became subject to federal income taxation with respect to the Restricted Stock. The Committee may, in its discretion, impose restrictions on any share withholding and surrender under this Section 7, including restrictions on Participants subject to
              Section 16 of the Exchange Act, in order to ensure that the grant of a right to elect such share withholding and provide the opportunity to such Participants to avail themselves of an exemption for the actual withholding or surrender of shares from short-swing profits liability under the Exchange Act.

8.     Administration

       Administrative details relating to Awards shall be handled by the Administrator, which shall be one or more individuals, employed in the Company's corporate office, designated by the Chief Executive Officer of the Company to serve in such capacity.


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                                                                  Exhibit 1995-I

                       ANNUAL INCENTIVE AWARDS AUTHORIZED
                                    FOR 1995

The following sets forth the name of eligible officers for whom Annual Incentive Awards are authorized for the 1995 Performance Year. Opposite the name of each Participant is the Exhibit setting forth the Performance Objectives applicable to such Participant.

                                                    Exhibit Setting Forth
                Name                                Performance Objective
                ----                                ---------------------
                                                      Exhibit 1995-II
------------------------------------
                                                      Exhibit 1995-III
------------------------------------
                                                      Exhibit 1995-III
------------------------------------
                                                      Exhibit 1995-IV
------------------------------------
                                                      Exhibit 1995-IV
------------------------------------
                                                      Exhibit 1995-IV
------------------------------------
                                                      Exhibit 1995-V
------------------------------------

                                                               Exhibit 1995-
                                                                            ----


                         PERFORMANCE OBJECTIVES FOR 1995
                             ANNUAL INCENTIVE AWARDS

                            [NAME OF ELIGIBLE UNIT:]

                                                  Performance Level
                                      ------------------------------------------
Weight       Business Criteria        Minimum           Target           Maximum
------       -----------------        -------           ------           -------

Notes

                                                                    ATTACHMENT A

                               HARSCO CORPORATION
                   1995 EXECUTIVE INCENTIVE COMPENSATION PLAN

                           RESTRICTED STOCK AGREEMENT

       Agreement dated as of February 15, 1996, between HARSCO CORPORATION (the "Company") and the undersigned individual ("Participant").

       The Company and Participant hereby agree as follows:

1.     Grant of Restricted Stock; Consideration

       The Management Development and Compensation Committee of the Company's Board of Directors will be considering from time to time the possible grant, under and pursuant to the Company's 1995 Executive Incentive Compensation Plan (the "1995 Plan"), to Participant of shares of the Company's Common Stock, par value $1.25 per share in settlement of Earned Award Potential (the "Awarded Restricted Stock"). Such Awarded Restricted Stock, if any, shall be specified from time to time in notices issued by the Company and delivered to Participant. This Restricted Stock Agreement (the "Agreement") sets forth terms and conditions applicable to any Awarded Restricted Stock and any additional shares acquired by Participant as a result of dividend reinvestment under Section 5 hereof ("Reinvestment Restricted Stock" and, together with the Awarded Restricted Stock, "Restricted Stock"). Participant shall be required to pay no consideration for the grant of Awarded Restricted Stock hereunder except for his prior services performed during the applicable Performance Year in connection with such Award, his performance of services to the Company prior to the expiration of restrictions on the Restricted Stock, and his agreement to abide by the terms set forth in the 1995 Plan, the Authorization, Terms and Conditions of Annual Incentive Awards (the "Authorization"), and this Restricted Stock Agreement (the "Agreement").

2.     Incorporation of 1995 Plan and Authorization by Reference

       Restricted Stock will be subject to the terms of 1995 Plan, the Authorization, and this Agreement. All of the terms, conditions and other provisions of the 1995 Plan and Authorization, copies of which are attached hereto, are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the 1995 Plan and the Authorization. If there is any conflict between the provisions of this Agreement and the provisions of the 1995 Plan and the Authorization, the provisions of the 1995 Plan and the Authorization shall govern. Participant hereby acknowledges receipt of the attached copies of the 1995 Plan and Authorization and agrees to be bound by all the terms and provisions thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Committee thereunder.

3.     Form of Stock

       Any Restricted Stock will be held by Chemical Mellon Shareholder Services (which also serves as the Company's transfer agent), as agent and nominee for Participant and other participants (the "Agent"). Agent shall maintain appropriate books and records of account reflecting Participant's rights in the shares. Agent may hold such shares directly or through a nominee it may select. The Company or Agent may, from time to time, designate a substitute Agent. Agent shall not permit shares of Restricted Stock or interests therein to be transferred to Participant at any time the restrictions set forth in Section 6 of the Authorization remain in effect as to such shares, but will cause shares to be transferred to Participant (in such manner as may then be approved by the Secretary of the Company) as promptly as practicable following notification by the Company of the lapse of such restrictions. Upon receipt of written notice by the Company that the Participant has forfeited his or her Restricted Stock, the Agent will transfer those shares of Restricted Stock specified in such notice to the Company.

4.     Restrictions and Related Terms

       The Restricted Stock (including both Awarded Restricted Stock and Reinvestment Stock) shall be subject to the terms and provisions, including the restrictions on transferability and the risk of forfeiture, set forth in Section 6 of the Authorization.

5.     Dividend Reinvestment

       Participant agrees that all dividends paid upon Restricted Stock will be automatically reinvested through a dividend reinvestment plan administered by the transfer agent or such other agent as may be designated by the Company or the Agent, and the shares obtained through such reinvestment will be Reinvestment Restricted Stock, subject to the same restrictions against transfer and to the same forfeiture provisions as the Restricted Stock with respect to which the dividend was paid.

6.     Stock Power

       Participant agrees to execute and deliver to the Company one or more stock powers, in the form attached hereto or such other form as may be specified by the Secretary of the Company, authorizing the transfer of Restricted Stock to the Company, upon request of the Company at any time if the Company deems such stock power necessary or convenient.

7.     Tax Withholding

       The Company and any subsidiary may withhold from the Restricted Stock (by deduction from Participant's Restricted Stock share account balance) or from any payment to be made to Participant any amount that federal, state, local, or foreign tax law requires to be withheld with respect to the grant of Restricted Stock, the lapse of restrictions on the Restricted Stock, or the expiration of the Restricted Period. The

Participant may elect prior to the date he or she becomes subject to taxation, to have the Company withhold from the Restricted Stock, or surrender previously acquired shares of Common Stock to the Company, in payment of such tax withholding obligations. If Restricted Stock is withheld or shares surrendered, the number of shares withheld or surrendered shall be that number of whole shares up to but not exceeding that number which has a Fair Market Value, at the date the Participant becomes subject to taxation, nearest to but not exceeding the amount of taxes that are to be paid through such withholding or surrender, to the extent permitted under Section 7 of the 1995 Plan.

8.     Miscellaneous

       Nothing contained in this Agreement shall be construed to obligate the Company to award or grant any Restricted Stock to the Participant. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock, and supersedes any prior agreements or documents with respect to the Restricted Stock. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially impair the rights of Participant with respect to the Restricted Stock shall be valid unless in each instance such amendment, alteration, suspension, discontinuance, or termination is expressed in a written instrument duly executed in the name and on behalf of the party bound thereby.

                                       HARSCO CORPORATION

                                       BY:
                                           -------------------------------------
                                           Paul C. Coppock
                                           Senior Vice President,
                                           Chief Administrative Officer,
                                           General Counsel & Secretary

                                       PARTICIPANT:


                                       -----------------------------------------
                                       Signature



                                       -----------------------------------------
                                       Print Name

                               THIS AN EXHIBIT


                                 STOCK POWER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Harsco Corporation _________________ shares of Common Stock, $1.25 par value per share, of Harsco Corporation, Inc., a Delaware corporation (the "Company"), registered in the name of the undersigned on the books and records of the Company, and does hereby irrevocably constitute and appoint Paul C. Coppock, Barry M. Sullivan, Brian H. Tucker, and _____________________________, and each of them, attorneys, to transfer the Common Stock on the books of the Company, with full power of substitution in the premises.



                                       -----------------------------------------
                                       Signed


                                       -----------------------------------------
                                       Print Name


                                       -----------------------------------------
                                       Date